EXHIBIT 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the quarterly report of Axcess Medical Imaging Corporation (the "Company") on Form 10-Q for the quarterly period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Miley, MD, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2008	By:	/s/ Stephen Miley, MD
Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Secretary and Director (Principal Executive and Financial Officer)